Exhibit (a)(1)(b)
Letter of Transmittal To Tender Ordinary Shares
Pursuant to the Offer to Purchase for Cash dated October 28, 2022 by
Good Falkirk (MI) Limited,
an indirect wholly-owned subsidiary of Taylor Maritime Investments Limited, of
all of the issued ordinary shares, other than shares held by Good Falkirk (MI) Limited and shares held in treasury, in the capital of
GRINDROD SHIPPING HOLDINGS LTD.
at
$21.00 Per Share
to be paid in conjunction with a Special Dividend from such Company of $5.00 per share representing aggregate transaction value to Company shareholders of $26.00 per share
The undersigned represents that I (we) have full authority to surrender, free from any claim, charge, pledge, mortgage, encumbrance, lien, option, equity, power of sale, declaration of trust, hypothecation, retention of title, right of pre-emption, right of first refusal, moratorium or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing, the share certificate(s) or book entry or uncertificated shares listed below. You are hereby authorized and instructed to deliver to the Depositary at the address indicated below (unless otherwise instructed in the box below entitled “Special Payment Instructions”) a check representing a cash payment for ordinary shares, no par value per share, of Grindrod Shipping Holdings Ltd. (the “Company”) (collectively, the “Shares”) tendered pursuant to this Letter of Transmittal, at a price of USD $21.00 per Share (the “Offer Price”), payable to the holder thereof in cash, without interest thereon, to be paid in conjunction with a special dividend from the Company of $5.00 per Share (the “Special Dividend”), representing aggregate transaction value to shareholders of $26.00 per Share (the “Transaction Value”), less any required tax withholding, all upon the terms and subject to the conditions set forth in the Offer to Purchase dated as of October 28, 2022 (the “Offer to Purchase”) and this Letter of Transmittal, as they may be amended from time to time (the Offer to Purchase together with this Letter of Transmittal, the “Offer”).
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M. NEW YORK TIME, ON NOVEMBER 28, 2022, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION TIME”) OR EARLIER TERMINATED.
Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.
Mail or deliver this Letter of Transmittal together with the certificate(s) representing your shares, to:

If delivering by mail:	If delivering by express mail, courier or any other expedited service:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: GSH P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: GSH 150 Royall Street, Suite V Canton, MA 02021

Pursuant to the Offer of Good Falkirk (MI) Limited (“Offeror”) to purchase all of the Shares other than Shares held by Offeror and Shares held in treasury, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of the Company or surrenders the following book-entry or uncertificated Shares:
DESCRIPTION OF SHARES SURRENDERED
Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book-Entry or Uncertificated Shares Surrendered

Total Shares
*	Need not be completed by book-entry shareholders or registered shareholders who hold uncertificated shares.
**	Unless otherwise indicated, it will be assumed that all ordinary shares represented by certificates described above are being surrendered hereby
PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT FOR THIS OFFER, GEORGESON LLC, AT (866) 695-6078.
You have received this Letter of Transmittal in connection with the offer of Good Falkirk (MI) Limited, a Republic of Marshall Islands company (“Offeror”) and wholly owned Subsidiary of Taylor Maritime Investments Limited, a Guernsey company limited by shares (“TMI”), to purchase (the “Offer”) all of the issued ordinary shares (the “Shares”), other than shares held by the Offeror and shares held in treasury, in the capital of Grindrod Shipping Holdings Ltd., a Singapore public company (the “Company”), at a price of $21.00 per Share (the “Offer Price”), payable to the holder thereof in cash, without interest thereon, to be paid in conjunction with a special dividend from the Company of $5.00 per Share (the “Special Dividend”), representing aggregate transaction value to shareholders of $26.00 per Share (the “Transaction Value”), less any required tax withholding, all upon the terms and subject to the conditions set forth in the Offer to Purchase dated as of October 28, 2022 (the “Offer to Purchase”) and in this Letter of Transmittal, as they may be amended from time to time

You should use this Letter of Transmittal to deliver to Computershare Trust Company N.A. (the “Depositary”) Shares represented by stock certificates, or held in book-entry form on the books of the Company, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, shareholders who deliver certificates representing their Shares are referred to as “Certificated Shareholders,” and shareholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Shareholders.”
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC OR THE CENTRAL SECURITIES DEPOSITORY, AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:	Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
The undersigned hereby tenders to Good Falkirk (MI) Limited, a Republic of Marshall Islands company (“Offeror”) and wholly-owned subsidiary of Taylor Maritime Investments Limited, a Guernsey company limited by shares (“TMI”), the above-described ordinary shares, no par value per share, of Grindrod Shipping Holdings Ltd., a Singapore public company (the “Company”), pursuant to Offeror’s offer (the “Offer”) to purchase all of the ordinary shares of the Company issued and outstanding (collectively, the “Shares”), other than Shares held by the Offeror and Shares held by the Company in treasury, at a price of $21.00 per Share (the “Offer Price”), payable to the holder thereof in cash, without interest thereon, to be paid in conjunction with a special dividend from the Company of $5.00 per Share (the “Special Dividend”), representing aggregate transaction value to Company shareholders of $26.00 per Share (the “Transaction Value”), on the terms and subject to the conditions set forth in the Offer to Purchase dated October 28, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase”), receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal”).
Subject to, and effective upon, acceptance for payment, and payment, of the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Time, in accordance with the terms and conditions of the Offer (including if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror, fully paid, free from any claim, charge, pledge, mortgage, encumbrance, lien, option, equity, power of sale, declaration of trust, hypothecation, retention of title, right of pre-emption, right of first refusal, moratorium or other third party right or security interest of any kind or an agreement, arrangement or obligation to create any of the foregoing, all right, title and interest, in and to all of the Shares being tendered hereby and together with all rights, benefits, and entitlements attached thereto as of October 12, 2022 (the “Offer Announcement Date”) and thereafter attaching thereto, including the right to receive and retain all dividends, rights, return of capital, and other distributions (if any) declared, paid or made by the Company in respect of the Shares validly tendered herewith since the Offer Announcement Date, other than:
i.	the Special Dividend; and
ii.
any dividend by reference to each quarter of the Company, declared by the Company with a record date falling on or prior to the end of the subsequent offering period of the Offer, in an amount determined in accordance with and subject to the parameters (including as to the maximum percentage limit of distributable profits) set out in, the Company’s dividend and capital return policy as in effect on August 25, 2022 (but without taking into account the Special Dividend in determining such amount) that has a declaration date, announcement date, record date and payment date that is consistent with past practice as to timing; provided that such dividend is permitted by applicable laws and regulations, and the rules of applicable stock exchanges, and shall not prejudice the payment of the Special Dividend (the “Permitted Dividend”),

(such rights to dividends, rights, return of capital, and other distributions but excluding the Special Dividend and the Permitted Dividend, collectively, the “Distributions”).
In addition, the undersigned hereby irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares) to the full extent of such shareholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer ownership of such Shares and any Distributions on the books of the Company or the account books maintained by The Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Offeror, (b) to present such Shares and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.
The undersigned hereby irrevocably appoints each of the designees of Offeror the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such shareholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Offeror will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, extraordinary, adjourned or postponed meeting of the Company’s shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Offeror accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Offeror reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Offeror’s acceptance for payment of such Shares, Offeror must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of shareholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Offeror any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Offeror in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the books of the Company or the account books maintained by DTC, and until the same are processed for payment by the Depositary.
IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATES) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK- ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that the acceptance for payment by Offeror of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned’s representation and warranty that the undersigned owns all Shares being tendered.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Offeror has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Offeror does not accept for payment any of the Shares so tendered.
SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue: ☐ Check and/or ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐ Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)
SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver: ☐ Check(s) and/or ☐ Share Certificates to:

Name:
(Please Print)
Address:

(Include Zip Code)

IMPORTANT—SIGN HERE (U.S. Holders Please Also Complete the Enclosed IRS Form W-9) (Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature(s) of Stockholder(s))

Signature of Stockholder	Date	Tax Identification or SSN
Signature of Stockholder	Date	Tax Identification or SSN

   (Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)
Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instructions 1 and 5)
Name of Firm:
(Include Zip Code)

Authorized Signature:

Name:
(Please Type or Print)

Area Code and Telephone Number:

Dated: , 2022

Place medallion guarantee in space below:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association. Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.
2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This letter of Transmittal is to be completed by shareholders if (i) Share Certificates are to be forwarded herewith or (ii) such shareholder is the registered holder of Shares in uncertificated form. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent’s Message must be utilized. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book-Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein prior to the Expiration Time. Please do not send your Share Certificates directly to Offeror, TMI or the Company.
A properly completed and duly executed Letter of Transmittal must accompany each such delivery of Share Certificates to the Depositary.
The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received, and agrees to be bound by, the terms of this Letter of Transmittal and that Offeror may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.
THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION ). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.
All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Offeror in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Offeror reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Offeror also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s)

whether or not similar defects or irregularities are waived in the case of any other shareholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Offeror and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.
3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” A new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not purchased pursuant to the Offer (including as a result of any necessary proration as described in the Offer to Purchase) will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Time. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.
5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.
If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.
If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Offeror of their authority so to act must be submitted.
If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.
6. Transfer Taxes. Offeror will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include any tax imposed other than by withholding or deduction from the purchase price and do not include United States federal, state or local income or United States federal backup withholding tax). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such shareholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.
8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Offeror’s expense.
9. Backup Withholding. Under U.S. federal income tax laws, the Depositary or an applicable withholding agent (such as a financial institution, broker, nominee or person otherwise acting as intermediary between a shareholder and the Depositary) will be required to report certain information regarding the shareholder and payments to the shareholder to the United States Internal Revenue Service (the “IRS”) and to withhold a portion of the amount of any payment made to certain shareholders pursuant to the Offer (currently at a rate of 24%). In order to avoid such backup withholding, each tendering shareholder or payee that is a United States person (as defined under Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)) must provide the Depositary or the applicable withholding agent with such shareholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such shareholder or payee is not subject to such backup withholding by completing the attached IRS Form W-9. Certain shareholders or payees (including, among others, corporations, nonresident alien individuals and certain non-U.S. entities) are not subject to these backup withholding and reporting requirements, provided that such shareholder or payee who is a nonresident alien individual or an applicable non-U.S. entity completes, signs, and submits to the Depositary or the applicable withholding agent the appropriate IRS Form W-8 (with appropriate attachments). An IRS Form W-8 may be downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the IRS Form W-9 or appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may cause any payments made of the purchase price pursuant to the Offer to be subject to the U.S. backup withholding.
NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 OR THE APPROPRIATE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.
10. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the shareholder should promptly notify the Company’s stock transfer agent, Continental Stock Transfer and Trust Company, at 917-262-2384. The shareholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.
11. Waiver of Conditions. Subject to the terms and conditions of the Implementation Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the United States Securities and Exchange Commission and the Securities Industry Council of Singapore, the conditions of the Offer may be waived by Offeror in whole or in part at any time and from time to time in its sole discretion.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME.
IMPORTANT TAX INFORMATION
Under United States federal income tax laws, a shareholder that is a United States person (as defined under Section 7701(a)(30) of the Code) whose tendered Shares are accepted for payment and who is not an “exempt recipient” and does not otherwise establish an exemption is required to provide the Depositary or an applicable withholding agent (such as a financial institution, broker, nominee or person otherwise acting as intermediary between the shareholder and the Depositary) with such shareholder’s correct TIN and certify that the shareholder is not subject to backup withholding on an IRS Form W-9. If such shareholder is an individual, the TIN is such shareholder’s social security number. If the Depositary or the applicable withholding agent is not provided with the IRS Form W-9 that includes such shareholder’s correct TIN, the shareholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.
If backup withholding applies, the Depositary or the applicable withholding agent is required to withhold 24% of any payments of the purchase price made to the shareholder. Backup withholding is not an additional tax and any amount withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability and may entitle the shareholder to a refund, provided that the required information is timely furnished to the IRS.
Form W-9
To prevent backup withholding on payments that are made to a shareholder that is a United States person (as defined under Section 7701(a)(30) of the Code) with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary or the applicable withholding agent of such shareholder’s correct TIN by completing an IRS Form W-9 certifying, under penalties of perjury, that (i) the TIN provided on the IRS Form W-9 is correct, (ii) such shareholder is not subject to backup withholding because (a) such shareholder has not been notified by the IRS that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such shareholder that such shareholder is no longer subject to backup withholding or (c) such shareholder is exempt from backup withholding, and (iii) such stockholder is a U.S. person (as defined under Section 7701(a)(30) of the Code).
What Number to Give the Depositary or the Applicable Withholding Agent
Each shareholder that is a United States person (as defined under Section 7701(a)(30) of the Code) is generally required to give the Depositary or the applicable withholding agent its social security number or employer identification number. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, and if the Depositary is the applicable withholding agent, the shareholder should write “Applied For” in Part I and sign and date the IRS Form W-9. Notwithstanding that “Applied For” is written in Part I , the Depositary will withhold 24% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary. Such amounts will be refunded to such tendering shareholder if a TIN is provided to the Depositary within 60 days.
Non-U.S. Shareholders
Backup withholding will not apply to a shareholder that is not a United States person (as defined under Section 7701(a)(30) of the Code) if the shareholder submits to the Depositary or the applicable withholding agent the appropriate IRS Form W-8 (including appropriate attachments) certifying, under penalties of perjury, such shareholder’s non-U.S. status. Failure to submit the appropriate Form W-8 may result in backup withholding on payments that are made to such shareholder pursuant to the Offer.
Shareholders should consult their own tax advisors for further guidance regarding the completion of IRS Form W-9 or the appropriate IRS Form W-8 and the availability of any exemption from backup withholding rules.

The Depositary for the Offer is:

If delivering by mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: GSH P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions, COY: GSH 150 Royall Street, Suite V Canton, MA 02021
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.
Questions or requests for assistance may be directed to the Information Agent at its telephone number set forth below. Requests for additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
The Information Agent for the Offer is:

You may obtain information regarding the Offer
from the Information Agent as follows:

Georgeson LLC

1290 Avenue of the Americas, 9th Floor
New York, NY 10104
Attn: Relationship Manager

All Holders Call Toll-Free: (866) 695-6078

IRS Form W-9

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ______

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from FATCA reporting code (if any) ______

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page 2

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page **3**

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	**THEN check the box for . . .**
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.